UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
September 28, 2021
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
001-01072	POTOMAC ELECTRIC POWER COMPANY	53-0127880
(a District of Columbia and Virginia corporation) 701 Ninth Street, N.W. Washington, District of Columbia 20068 (202) 872-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 — Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement

On March 30, 2021, Potomac Electric Power Company (Pepco) entered into a Bond Purchase Agreement (the Purchase Agreement) with certain institutional investors. The form of the Purchase Agreement was filed as Exhibit 1.2 to Pepco and Delmarva Power & Light Company’s (DPL) Current Report on Form 8-K filed with the SEC on March 30, 2021 and is incorporated by reference herein. The Purchase Agreement related to the offer and sale of (i) $150,000,000 aggregate principal amount of Pepco’s First Mortgage Bonds, 2.32% Series due March 30, 2031 and (ii) $125,000,000 aggregate principal amount of Pepco’s First Mortgage Bonds 3.29% Series due September 28, 2051 (the 2051 Bonds). See Item 2.03 below for a description of the 2051 Bonds issued by Pepco pursuant to the Purchase Agreement and related agreements.

Section 2 — Financial Information
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-balance Sheet Arrangement of a Registrant

On March 30, 2021, Pepco entered into the Purchase Agreement for the offer and sale of $125,000,000 aggregate principal amount of its 2051 Bonds. The form of the 2051 Bonds was filed as Exhibit 4.4 to Pepco and DPL's Current Report on Form 8-K filed with the SEC on March 30, 2021 and is incorporated by reference herein.

The 2051 Bonds were offered and were sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended. The closing of the sale of the 2051 Bonds occurred on September 28, 2021. Pepco intends to apply the proceeds from the sale of the 2051 Bonds to repay existing indebtedness and for general corporate purposes.

The 2051 Bonds were issued under and in accordance with the Mortgage and Deed of Trust, dated as of July 1, 1936, from Pepco to the Mortgage Trustee, as amended and supplemented by various instruments including that certain Supplemental Indenture to the Mortgage and Deed of Trust, dated as of February 15, 2021 (the Pepco Supplemental Indenture), establishing the terms of the 2051 Bonds A copy of the Pepco Supplemental Indenture was filed as Exhibit 4.4 to Pepco and DPL’s Current Report on Form 8-K filed with the SEC on March 30, 2021 and is incorporated by reference herein.

Mizuho Securities USA LLC and Scotia Capital (USA) Inc. acted as joint lead placement agents in connection with the proposed issuance, offering and sale by Pepco of the 2051 Bonds.

Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description
1.1	Purchase Agreement, dated March 30, 2021 among Potomac Electric Power Company and the purchasers signatory thereto (File No. 001-01072, Form 8-K dated March 30, 2021, Exhibit 1.2)
4.1	Form of PEPCO's First Mortgage Bonds, 3.29% Series due September 28, 2051 (included in Exhibit 4.2)
4.2	Pepco Supplemental Indenture, dated as of February 15, 2021, with respect to the Mortgage and Deed of Trust, dated July 1, 1936 (File No. 001-01072, Form 8-K dated March 30, 2021, Exhibit 4.4)
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

* * * * *
This Current Report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements.

The factors that could cause actual results to differ materially from the forward-looking statements made by Potomac Electric Power Company (Pepco) include those factors discussed herein as well as the items discussed in (1) Pepco's

2020 Annual Report on Form 10-K in (a) Part I, ITEM 1A. Risk Factors, (b) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 19, Commitments and Contingencies; (2) Pepco's Second Quarter 2021 Quarterly Report on Form 10-Q in (a) Part II, ITEM 1A. Risk Factors, (b) Part I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part I, ITEM 1. Financial Statements: Note 15, Commitments and Contingencies; and (3) other factors discussed in filings with the Securities and Exchange Commission by Pepco.

Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this Current Report. Pepco undertakes no obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POTOMAC ELECTRIC POWER COMPANY

/s/ Phillip S. Barnett
Phillip S. Barnett
Senior Vice President, Chief Financial Officer and Treasurer
Potomac Electric Power Company
September 28, 2021

EXHIBIT INDEX

Exhibit No.	Description
1.1	Purchase Agreement, dated March 30, 2021 among Potomac Electric Power Company and the purchasers signatory thereto (File No. 001-01072, Form 8-K dated March 30, 2021, Exhibit 1.2)
4.1	Form of PEPCO's First Mortgage Bonds, 3.29% Series due September 28, 2051 (included in Exhibit 4.2)
4.2	Pepco Supplemental Indenture, dated as of February 15, 2021, with respect to the Mortgage and Deed of Trust, dated July 1, 1936 (File No. 001-01072, Form 8-K dated March 30, 2021, Exhibit 4.4)
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.